THE PRUDENTIAL SERIES FUND, INC.


                       SUPPLEMENT, DATED SEPTEMBER 7, 2000

                                       TO

                        PROSPECTUS, DATED APRIL 30, 2000

     The Prudential Series Fund's 20/20 Focus Portfolio (the "Portfolio"), was formerly advised in part by the Prudential Investment Corporation ("PIC"), a Prudential subsidiary. Effective September 7, 2000, Jennison Associates LLC ("Jennison"), also a Prudential subsidiary and a direct, wholly-owned subsidiary of PIC, will begin providing subadvisory services to the portion of the Portfolio formerly advised by PIC. The new portfolio manager for the Portfolio's Value sleeve will be Bradley L. Goldberg. Mr. Goldberg, an Executive Vice President of Jennison, joined Jennison in 1974 where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (C.F.A.) designation.

     Jennison is providing investment advisory services to the Portfolio's Value sleeve pursuant to an interim subadvisory contract. Shareholders will be asked to vote upon an ongoing subadvisory contract with Jennison at an upcoming special meeting of shareholders. More details on this ongoing subadvisory contract will be presented in a proxy statement that will be delivered to shareholders.